UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2012

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

Unitymedia Exchange, Special Optional Redemptions and KBW Fold-in

At March 31, 2012, the KBW Notes consisted of (i) €680.0 million ($906.7 million) principal amount of 9.5% Senior Notes (the KBW Senior Notes) of UPC Germany Holdco 1 GmbH and (ii) (a) €800.0 million ($1,066.7 million) principal amount of 7.5% Senior Secured Notes (the KBW Euro Senior Secured Notes), (b) $500.0 million principal amount of 7.5% Senior Secured Notes (the KBW Dollar Senior Secured Notes and together with the KBW Euro Senior Secured Notes, the KBW Senior Secured Fixed Rate Notes) and (c) €420.0 million ($560.0 million) principal amount of Senior Secured Floating Rate Notes (the KBW Senior Secured Floating Rate Notes and together with the KBW Senior Secured Fixed Rate Notes, the KBW Senior Secured Notes) of Kabel BW GmbH. Unless otherwise indicated, convenience translations into U.S. dollars are calculated as of March 31, 2012.

In May 2012, Unitymedia and certain of its subsidiaries completed (i) the exchange (the Unitymedia Exchange) of (a) 90.9% of the outstanding principal amount of the KBW Senior Notes for an equal amount of Unitymedia Senior Exchange Notes (as defined below) and (b) 92.5% of the outstanding principal amount of the KBW Senior Secured Notes for an equal amount of Unitymedia Senior Secured Exchange Notes (as defined below), (ii) the redemption (the Special Optional Redemptions) of the remaining KBW Notes that were not exchanged pursuant to the Unitymedia Exchange and (iii) a series of mergers and consolidations, pursuant to which an indirect parent company of KBW became a subsidiary of Unitymedia Hessen (the KBW Fold-in). The redemption price with respect to the Special Optional Redemptions was 101% of the applicable principal amount thereof, and such redemptions were funded with borrowings under the Unitymedia Revolving Credit Facility and the New Unitymedia Revolving Credit Facility, each as defined and described below. Additionally, in connection with the transactions described above, KBW's existing undrawn €100.0 million ($133.3 million) secured revolving credit facility was canceled.

The details of (i) the Unitymedia Exchange and (ii) the Special Optional Redemptions are as follows:

	Outstanding principal amount prior to the Unitymedia Exchange		Principal amount exchanged pursuant to the Unitymedia Exchange		Principal amount redeemed pursuant to the Special Optional Redemptions
KBW Notes	Borrowing currency	U.S. $ equivalent	Borrowing currency	U.S. $ equivalent	Borrowing currency	U.S. $ equivalent
	in millions

KBW Senior Notes (a)	€680.0	$906.7	€618.0	$824.0	€62.0	$82.7
KBW Euro Senior Secured Notes (b)	€800.0	1,066.7	€735.1	980.1	€64.9	86.6
KBW Dollar Senior Secured Notes (c)	$500.0	500.0	$459.3	459.3	$40.7	40.7
KBW Senior Secured Floating Rate Notes (d)	€420.0	560.0	€395.9	527.9	€24.1	32.1
		$3,033.4		$2,791.3		$242.1
_____________

(a)	The KBW Senior Notes tendered for exchange were exchanged for an equal principal amount of 9.5% senior notes issued by Unitymedia due March 15, 2021 (the Unitymedia Senior Exchange Notes).

(b)
The KBW Euro Senior Secured Notes tendered for exchange were exchanged for an equal principal amount of 7.5% senior secured notes issued by Unitymedia Hessen and Unitymedia NRW GmbH (each a subsidiary of Unitymedia and together, the Unitymedia Senior Secured Notes Issuers) due March 15, 2019 (the UM Euro Senior Secured Exchange Notes).

(c)
The KBW Dollar Senior Secured Notes tendered for exchange were exchanged for an equal principal amount of 7.5% senior secured notes issued by the Unitymedia Senior Secured Notes Issuers due March 15, 2019 (the UM Dollar Senior Secured Exchange Notes and, together with the UM Euro Senior Secured Exchange Notes, the UM Senior Secured Fixed Rate Exchange Notes).

(d)
The KBW Senior Secured Floating Rate Notes tendered for exchange were exchanged for an equal principal amount of senior secured floating rate notes issued by the Unitymedia Senior Secured Notes Issuers due March 15, 2018 (the UM Senior Secured Floating Rate Exchange Notes and, together with the UM Senior Secured Fixed Rate Exchange Notes, the Unitymedia Senior Secured Exchange Notes).

The Unitymedia Senior Exchange Notes are issued pursuant to an indenture dated as of May 4, 2012, between, among others, Unitymedia and The Bank of New York Mellon, London Branch, as trustee and are senior obligations of Unitymedia that rank equally with all of the existing and future senior debt of Unitymedia and are senior to all existing and future subordinated debt of Unitymedia. The Unitymedia Senior Secured Exchange Notes are issued pursuant to an indenture dated as of May 4, 2012, between, among others, the Unitymedia Senior Secured Notes Issuers and The Bank of New York Mellon, London Branch, as trustee and are senior obligations of the Unitymedia Senior Secured Notes Issuers that rank equally with all of the existing and future senior debt of each Unitymedia Senior Secured Note Issuer and are senior to all existing and future subordinated debt of each of the Unitymedia Senior Secured Note Issuers.

The Unitymedia Senior Exchange Notes (i) are secured by the same collateral that secures the €665.0 million ($886.7 million) principal amount of 9.625% senior notes issued by Unitymedia in November 2009 (the 2009 UM Senior Notes), (ii) are guaranteed on a senior subordinated basis by the same guarantors of the 2009 UM Senior Notes, (iii) include substantially similar covenants and events of default as the 2009 UM Senior Notes and (iv) include substantially similar redemption and mandatory offer provisions as the 2009 UM Senior Notes except with respect to the redemption price and date on which the Unitymedia Senior Exchange Notes become callable, as specified below.

The Unitymedia Senior Secured Exchange Notes (i) are secured by the same collateral that secures the €1,430.0 million ($1,906.7 million) principal amount and $845.0 million principal amount of 8.125% senior secured notes issued by the Unitymedia Senior Secured Notes Issuers in November 2009 (the 2009 UM Senior Secured Notes), (ii) are guaranteed on a senior basis by the same guarantors of the 2009 UM Senior Secured Notes, (iii) include substantially similar covenants and events of default as the 2009 UM Senior Secured Notes and (iv) include substantially similar redemption and mandatory offer provisions as the 2009 UM Senior Secured Notes except with respect to the redemption price and date on which the Unitymedia Senior Secured Exchange Notes become callable, as specified below.

The Unitymedia Senior Exchange Notes are non-callable until March 15, 2016 and the UM Senior Secured Fixed Rate Exchange Notes are non-callable until March 15, 2015. At any time prior to March 15, 2016, in the case of the Unitymedia Senior Exchange Notes and March 15, 2015, in the case of the UM Senior Secured Fixed Rate Notes, Unitymedia and the Unitymedia Senior Secured Notes Issuers (as applicable) may redeem some or all of the Unitymedia Senior Exchange Notes or the UM Senior Secured Fixed Rate Exchange Notes (as applicable) by paying a “make-whole” premium, which is the present value of all remaining scheduled interest payments using the discount rate (as specified in the applicable indenture) as of the redemption date plus 50 basis points.

Unitymedia and the Unitymedia Senior Secured Notes Issuers (as applicable) may redeem some or all of the Unitymedia Senior Exchange Notes or the UM Senior Secured Fixed Rate Exchange Notes at the following redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on March 15 of the years set out below. In addition, the Unitymedia Senior Secured Notes Issuers may redeem some or all of the Unitymedia Senior Secured Floating Rate Exchange Notes at a redemption price of (i) 101% if such redemption occurs on or prior to March 14, 2013 or (ii) 100% if such redemption occurs on March 15, 2013 or thereafter.

	Redemption price
Year	Unitymedia Senior Exchange Notes	UM Senior Secured Fixed Rate Exchange Notes

2015	N.A.	103.750%
2016	104.750%	101.875%
2017	103.167%	100.000%
2018	101.583%	100.000%
2019 and thereafter	100.000%	100.000%

In addition, on May 4, 2012, KBW and certain of its subsidiary and parent companies (collectively, the New UM Guarantors) granted, in addition to the existing guarantees provided by Unitymedia and certain of its subsidiaries, as applicable, of the 2009 UM Senior Notes and the 2009 UM Senior Secured Notes, a senior guarantee of the 2009 UM Senior Secured Notes pursuant to a supplemental indenture dated as of May 4, 2012 to the indenture governing the 2009 UM Senior Secured Notes and a senior subordinated guarantee of the 2009 UM Senior Notes pursuant to a supplemental indenture dated as of May 4, 2012 to the indenture governing the 2009 UM Senior Notes.  The New UM Guarantors also granted a senior subordinated guarantee of the Unitymedia Senior Exchange Notes and a senior guarantee of the Unitymedia Senior Secured Exchange Notes.  In addition, the New UM Guarantors will, within 180 days of the closing of the KBW Fold-in, provide certain share and asset security in favor of the 2009 UM Senior Secured Notes and the Unitymedia Senior Secured Exchange Notes.

Unitymedia Revolving Credit Facilities

On May 1, 2012, Unitymedia Hessen entered into a €312.5 million ($416.7 million) secured revolving credit facility agreement with certain lenders (the New Unitymedia Revolving Credit Facility). The interest rate for the New Unitymedia Revolving Credit Facility is EURIBOR plus a margin of 3.25%. Borrowings under the New Unitymedia Revolving Credit Facility, which mature on June 30, 2017, may be used for general corporate and working capital purposes. In addition to customary restrictive covenants and events of default, the New Unitymedia Revolving Credit Facility requires compliance with a Consolidated Leverage Ratio, as defined in the New Unitymedia Revolving Credit Facility. The New Unitymedia Revolving Credit Facility is secured by a pledge over the shares of Unitymedia and certain other asset security of certain subsidiaries of Unitymedia. The New Unitymedia Revolving Credit Facility provides for an annual commitment fee of 1.25% on the unused portion. Also on May 1, 2012, Unitymedia's existing €80.0 million ($106.7 million) secured revolving credit facility agreement (the Unitymedia Revolving Credit Facility) was amended whereby the maturity date was extended to June 30, 2017 and the interest rate was reduced to EURIBOR plus a margin of 2.50%. The Unitymedia Revolving Credit Facility, which is senior to the New Unitymedia Revolving Credit Facility, was undrawn at March 31, 2012. In connection with the Special Optional Redemptions, (i) the Unitymedia Revolving Credit Facility was drawn in full and (ii) borrowings of €105.0 million ($137.8 million at the transaction date) were drawn against the New Unitymedia Revolving Credit Facility.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                             Name

4.1
Senior Secured Indenture dated May 4, 2012, between Unitymedia Hessen GmbH & Co. KG, Unitymedia NRW GmbH, The Bank of New York Mellon, London Branch and Credit Suisse, London Branch (relating to the Unitymedia Senior Secured Exchange Notes).

4.2	Senior Indenture dated May 4, 2012, between Unitymedia GmbH, The Bank of New York Mellon, London Branch and Credit Suisse, London Branch (relating to the Unitymedia Senior Exchange Notes).

4.3
Supplemental Indenture dated May 4, 2012, between UPC Germany Holdings GmbH, UPC Germany Holdco 1 GmbH, Kabel BW GmbH and Kabel Baden-Württemberg Verwaltungs-GmbH, Unitymedia Hessen GmbH & Co. KG, Unitymedia NRW GmbH and The Bank of New York Mellon, London Branch (relating to the 2009 UM Senior Secured Notes).

4.4
Supplemental Indenture dated May 4, 2012, between UPC Germany Holding GmbH, UPC Germany Holdco 1 GmbH, Kabel BW GmbH and Kabel Baden-Württemberg Verwaltungs-GmbH, Unitymedia GmbH and The Bank of New York Mellon, London Branch (relating to the 2009 UM Senior Notes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: May 7, 2012

Exhibit Index

Exhibit No.	Name

4.1
Senior Secured Indenture dated May 4, 2012, between Unitymedia Hessen GmbH & Co. KG, Unitymedia NRW GmbH, The Bank of New York Mellon, London Branch and Credit Suisse, London Branch (relating to the Unitymedia Senior Secured Exchange Notes).

4.2	Senior Indenture dated May 4, 2012, between Unitymedia GmbH, The Bank of New York Mellon, London Branch and Credit Suisse, London Branch (relating to the Unitymedia Senior Exchange Notes).

4.3
Supplemental Indenture dated May 4, 2012, between UPC Germany Holdings GmbH, UPC Germany Holdco 1 GmbH, Kabel BW GmbH and Kabel Baden-Württemberg Verwaltungs-GmbH, Unitymedia Hessen GmbH & Co. KG, Unitymedia NRW GmbH and The Bank of New York Mellon, London Branch (relating to the 2009 UM Senior Secured Notes).

4.4
Supplemental Indenture dated May 4, 2012, between UPC Germany Holding GmbH, UPC Germany Holdco 1 GmbH, Kabel BW GmbH and Kabel Baden-Württemberg Verwaltungs-GmbH, Unitymedia GmbH and The Bank of New York Mellon, London Branch (relating to the 2009 UM Senior Notes).